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                                                                Exhibit 10.41


                         LEASE SUPPLEMENT NO. 1 [N288SK]

          THIS LEASE SUPPLEMENT NO. 1 [N288SK] dated June 29, 2001, between WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, a United States national banking association, not in its individual capacity, but solely as Owner Trustee, except as otherwise provided herein, the Lessor, and CHAUTAUQUA AIRLINES, INC., a New York corporation, the Lessee;

                              W I T N E S S E T H :

          WHEREAS, the Lessor and the Lessee have heretofore entered into that certain Aircraft Lease Agreement [N288SK], dated as of June 5, 2001 (the "Lease", the terms defined therein being herein used with the same meaning), which Lease provides, among other things, for the execution and delivery of Lease Supplements in substantially the form hereof for the purpose of leasing a specific Aircraft under the Lease when delivered by the Lessor to the Lessee in accordance with the terms thereof;

          WHEREAS, the Lease, a counterpart of which is attached hereto and made a part hereof, relates to the Aircraft and Engines described in Schedule I hereto and this Lease Supplement, together with such attachment, is being filed for recordation on the date hereof with the FAA as one document;

          NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, and pursuant to Article III of the Lease, the Lessor and the Lessee hereby agree as follows:

          1. The Lessor hereby delivers and leases to the Lessee, and the Lessee hereby accepts and leases from the Lessor, under the Lease as herein supplemented, the Aircraft, described in Schedule I hereto.

          2. The Delivery Date is the date of this Lease Supplement set forth in the opening paragraph hereof.

          3. The Basic Term shall commence on the Delivery Date and continue through December 29, 2017 (the "Expiration Date").

          4. Lessee hereby confirms to Lessor that Lessee has duly and irrevocably accepted the Aircraft under and for all purposes hereof, of the Lease and of the other Lessee Documents.

          5. All of the terms and provisions of the Lease are hereby incorporated by reference in this Lease Supplement to the same extent as if fully set forth herein.

          6. This Lease Supplement may be executed by the parties hereto in separate counterparts and all such counterparts shall together constitute but one and the same instrument.

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To the extent, if any, that this Lease Supplement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease Supplement or the Lease may be created through the transfer or possession of any counterpart other than the original counterpart of each thereof containing the receipt therefor executed by the Lessor on the signature page of each thereof.

          7. THIS LEASE SUPPLEMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

            [The remainder of this page is intentionally left blank.]

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          IN WITNESS WHEREOF, the Lessor and the Lessee have each caused this
Lease Supplement to be duly executed by their authorized officers as of the day and year first above written.

                                      WELLS FARGO BANK NORTHWEST,
                                      NATIONAL ASSOCIATION
                                      not in its individual capacity, but solely as Owner Trustee

                                      By: /s/ Brett R. King
                                          -------------------------------------
                                           Name: Brett R. King
                                           Title: Vice President

                                      CHAUTAUQUA AIRLINES, INC.

                                      By: /s/ Robert H. Cooper
                                          -------------------------------------
                                           Name: Robert H. Cooper
                                           Title: Vice President

     The undersigned acknowledges receipt of this original counterpart of this Lease Supplement on this ___ day of __________, 2001.


                                      WELLS FARGO BANK NORTHWEST,
                                      NATIONAL ASSOCIATION
                                      not in its individual capacity, but solely as Owner Trustee

                                      By: /s/ Brett R. King
                                          -------------------------------------
                                           Name:  Brett R. King
                                           Title: Vice President

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                                                                      SCHEDULE I
                                                             TO LEASE SUPPLEMENT

                       DESCRIPTION OF AIRFRAME AND ENGINES

                                    AIRFRAME

Manufacturer     Manufacturer's     FAA Registration     Manufacturer's
                   Model               Number             Serial No.

Embraer          EMB-145LR          N288SK               145461


                                    ENGINES

Manufacturer                     Manufacturer's               Manufacturer's
                                   Model                       Serial No.
Allison Engine Company, Inc.     AE 3007A1P                   CAE 311866
                                                              CAE 311867

          Each Engine is of 750 or more "rated take-off horsepower" or the equivalent of such horsepower.

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NOTE TO EXHIBIT 10.41

The two additional Lease Supplements No. 1 are substantially identical in all material respects to the filed Lease Supplement No. 1 except as follows:


------------------------------------- ----------------------------------- -----------------------------------
            TAIL NUMBER                          CLOSING DATE                     OWNER-PARTICIPANT

------------------------------------- ----------------------------------- -----------------------------------
              N286SK                             June, 2001                        Mitsui & Co.
------------------------------------- ----------------------------------- -----------------------------------
              N287SK                             June, 2001                        Mitsui & Co.
------------------------------------- ----------------------------------- -----------------------------------

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